UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2018

GREENSKY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38506	82-2135346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5565 Glenridge Connector, Suite 700 Atlanta, Georgia (Address of principal executive offices)	30342 (Zip Code)

Registrant’s telephone number, including area code: (678) 264-6105

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01                               Regulation FD Disclosure.

GreenSky, Inc. (the “Company”) is furnishing on this Current Report on Form 8-K a slide presentation (the “Presentation”) that it will use at meetings with institutional investors and analysts. A copy of the Presentation is attached as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 7.01 of this report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information in the Presentation speaks only as of the date hereof. The Company disclaims any intent or obligation, other than as required by law, to update this information in light of new information or future events.

Item 9.01                               Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, Second Quarter 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENSKY, INC.

Date: August 23, 2018	By:	/s/ Robert Partlow
Name: Robert Partlow
Title: Executive Vice President and Chief Financial Officer